UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

Manitowoc Foodservice, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices, including ZIP code)

(727) 375-7010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2017, John O. Stewart, the Senior Vice President and Chief Financial Officer of Manitowoc Foodservice, Inc. (the “Company”), notified the Company of his intent to retire, effective as of April 28, 2017 (the “Retirement Date”). In connection with his retirement, Mr. Stewart and the Company, as approved by the Company’s Compensation Committee, entered into an amendment, dated February 20, 2017 (the “Amendment”), to the Employment Agreement, dated November 7, 2016, by and between the Company and Mr. Stewart (the “Employment Agreement”).

The Amendment provides that the Employment Agreement will remain in effect and Mr. Stewart’s retirement will be considered a termination of employment without “Cause” under the Employment Agreement, if Mr. Stewart remains employed by the Company in good standing through the Retirement Date. Pursuant to the Amendment, if Mr. Stewart remains employed in good standing through the Retirement Date, one-third of his performance shares and stock options granted in 2017 will become vested (at the target level, in the case of the performance shares) upon the Retirement Date. The remaining equity awards granted in 2017 will be forfeited upon the Retirement Date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s press release announcing Mr. Stewart’s retirement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Amendment, dated February 20, 2017, to the Employment Agreement, dated November 7, 2016, by and between Manitowoc Foodservice, Inc. and John O. Stewart.

(99.1)	Manitowoc Foodservice, Inc. press release, dated February 21, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITOWOC FOODSERVICE, INC.

Date: February 21, 2017	By:	/s/ Joel H. Horn
Joel H. Horn
Senior Vice President, General Counsel and Secretary

MANITOWOC FOODSERVICE, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of February 16, 2017

Exhibit Number	Description

(10.1)	Amendment, dated February 20, 2017, to the Employment Agreement, dated November 7, 2016, by and between Manitowoc Foodservice, Inc. and John O. Stewart.

(99.1)	Manitowoc Foodservice, Inc. press release, dated February 21, 2017.